UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2009
The Meridian Resource Corporation
(Exact Name of Registrant as Specified in Charter)

Texas	1-10671	76-0319553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1401 Enclave Parkway, Suite 300
Houston, Texas 77077
(Address of Principal Executive Offices) (Zip Code)
281-597-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 23, 2009, The Meridian Resource Corporation (the “Company”) issued a press release announcing the Company’s entry into a definitive merger agreement, under which the Company would be acquired by Alta Mesa Holdings, LP, a privately held company, for $.29 per share in cash. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release of The Meridian Resource Corporation, dated December 23, 2009, titled “Meridian Resource Corporation Enters Into Agreement to be Acquired by Alta Mesa Holdings, LP”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Meridian Resource Corporation (Registrant)
By:	/s/ Lloyd V. DeLano
Lloyd V. DeLano
Senior Vice President and Chief Accounting Officer

Date: December 23, 2009

Exhibit Index.
99.1	Press release of The Meridian Resource Corporation, dated December 23, 2009, titled “Meridian Resource Corporation Enters Into Agreement to be Acquired by Alta Mesa Holdings, LP”.